Investment in Joint Venture	6 Months Ended
Jun. 30, 2013
Investment in Joint Venture
3.	Investment in Joint Venture

The Company has a joint venture arrangement with Wah Kwong Maritime Transport Holdings Limited (or Wah Kwong). The Company has a 50% economic interest in the joint venture, which is jointly controlled by the Company and Wah Kwong. A VLCC jointly owned by the Company and its joint venture partner, the Hong Kong Spirit, was delivered on June 14, 2013 and commenced its five-year time-charter-out contract shortly thereafter, where it earns a fixed daily rate and an additional amount if the daily rate of any sub-charter earned by the unrelated party exceeds a certain threshold. The Company records its portion of equity (loss) income in other expenses in the consolidated statements of (loss) income. The equity losses recognized for the three and six months ended June 30, 2013 were $0.2 million and $0.2 million, respectively.

As of June 30, 2013, the joint venture had a loan from a financial institution of $68.6 million, which is repayable in 32 quarterly installments of $1.4 million each commencing three months after delivery of the vessel and a balloon payment of $22.6 million at its maturity. The loan is secured by a first-priority statutory mortgage on the VLCC and guaranteed by both the Company and Wah Kwong. The Company’s exposure on this loan is limited to its 50% guarantee of the loan. In addition, the joint venture also entered into an interest rate swap agreement for the full notional amount of the loan fixed at a rate of 1.47% that requires quarterly payments in March, June, September and December until June 2018.

As at June 30, 2013, the carrying value of the Company’s investment in the joint venture was $7.3 million and the Company had also advanced an additional $9.8 million to the joint venture in the form of a non-interest bearing and unsecured loan.